UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

700 North Sam Houston Parkway West, Suite 200 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

832-353-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01	Entry into a Material Definitive Agreement.

On July 25, 2008, ExpressJet Holdings, Inc. (the "Company") amended its shareholder rights plan that was created under the Amended and Restated Rights Agreement, dated as of April 1, 2002, by and among the Company, Mellon Investor Services LLC (the "Rights Agent") and, for certain limited purposes, Continental Airlines, Inc.  Under the Second Amendment to Amended and Restated Rights Agreement, dated as of July 25, 2008, by and between the Company and the Rights Agent (the "Amendment"), holders of the Company's 4.25% Convertible Notes (the "Notes") are exempted from the shareholder rights plan with respect to any shares of the Company's common stock received by tendering noteholders in the Company's Offer to Exchange dated July 2, 2008 in respect of its Notes, but only to the extent such noteholders beneficially owned such Notes as of 4:00 P.M. central time on July 24, 2008.  As a result of the Amendment, no such noteholder would trigger the Company's shareholder rights plan solely by virtue of its participation in the exchange offer that the Company is conducting as required by the indenture governing the Notes.

The foregoing summary of the principal terms of the Amendment is a general description only and is subject to the detailed terms and conditions of the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 24, 2008, the Company issued a press release announcing that the Company’s Board of Directors had authorized the Amendment.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item	3.03	Material Modification to Rights of Security Holders.
		See the description set out under “Item 1.01 Entry into a Material Definitive Agreement.”
Item	8.01	Other Events.

On July 24, 2008, the Company issued a press release announcing that it had requested that New York Stock Exchange Regulation, Inc. (NYSER) and Securities and Exchange Commission review unusual trading activity.  The press release is filed herewith as Exhibit 99.2 and is incorporated by reference.

Item	9.01	Financial Statements and Exhibits.
		4.1 Second Amendment to Amended and Restated Rights Agreement dated July 25, 2008.
		99.1 Press Release dated July 24, 2008.
		99.2 Press Release dated July 24, 2008.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: July 25, 2008	/s/ Phung Ngo-Burns
Phung Ngo-Burns Staff Vice President, Finance and Controller and Interim Chief Financial Officer

EXHIBIT INDEX

4.1	Second Amendment to Amended and Restated Rights Agreement dated July 25, 2008.
99.1	Press Release
99.2	Press Release